UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): March 16, 2012

Midas Medici Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52621	37-1532843
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

445 Park Avenue, 20th Floor, New York, New York 10222

Registrant’s telephone number, including area code (212) 792-0920

Copies to:
Thomas Rose, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On March 16 2012, Midas Medici Group Holdings, Inc. (the “Company”) entered into the Second Amendment (the “Amendment”) to the certain Stock Purchase Agreement (the “SPA”), as amended, among the Company, Cairene Investments, Ltd., and certain shareholders (the “Shareholders”), Cimcorp, Inc., Cimcorp Comércio Internacional E Informática S.A., Cimcorp Comércio E Serviços Tecnológicos E Informática Ltda., and Cimcorp USA, LLC, (“Cimcorp USA”). The Amendment amends the form and period of payment for the purchase of the additional 20% of the shares of Cayman Co (“Tranche A”) and also amends the form and term for the Shareholders to sell any of the shares of the Company (the “Buyer Shares”) received as part of the purchase price.

Specifically, the Amendment (A) amends the definition of the Sale Period, as defined in the SPA, to be the sixty day period immediately after June 15, 2012 and provides that all payments which may be paid to the Shareholders pursuant to Sections 2.2(c)(i) and 2.2(c)(ii) of the SPA shall be paid from June 15, 2012 to August 31, 2012; (B) changes the Tranche A Closing Date to July 2, 2012 instead of January 27, 2012 and provides  for the payment of any interest in arrears on the Tranche A Shares, on a monthly basis on the last day of the month in which the interest has accrued; (C) amends the  purchase price of the Tranche A Shares which is defined in the SPA as the “Tranche A Shares Adjusted Price”, to R$7,000,000 which is the R$11,000,000 purchase price of the Tranche A Shares less R$2,000,000 of Total Net Debt, as defined in the SPA, less R$2,000,000 which has been previously paid by the Company; and (D) provides that the Tranche A Shares Adjusted Price shall be adjusted solely to reflect the payment of an interest in the 3% arrears fine over the outstanding value of the Tranche A Shares Adjusted Price to be paid until the last day of the months of February, March, April, May and June 2012.

Item 9.01 Financial Statements and Exhibits

  (d) Exhibits

Exhibit Number                   Description

10.1
Amendment No. 2 to Stock Purchase Agreement dated as of March 16, 2012, among Midas Medici Group Holdings, Inc., Cairene Investments, Ltd., Cimcorp, Inc., Cimcorp Comércio Internacional E Informática S.A., Cimcorp Comércio E Serviços Tecnológicos E Informática Ltda., Cimcorp USA, LLC and the selling shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midas Medici Group Holdings, Inc.

Date: March 16, 2012	By:	/s/ Nana Baffour
Nana Baffour
Chief Executive Officer

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